Red Trail Energy

12TH ANNUAL MEMBERSHIP MEETING

MARCH 22, 2018

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This presentation contains financial information for the first quarter of the fiscal year ending September 30, 2018 which have not been audited and have been derived from our unaudited books and records only. This means that the financial results for the period have not been independently reviewed by a certified public accountant and there is no assurance from a qualified, independent, third party that the assumptions and other information underlying the financial results is reasonable. Further, this presentation contains forward looking statements that can, in some cases, be identified by the use of words such as "may," "will," "should," "anticipate," "believe," "expect," "plan," "future," "intend," "could," "estimate," "predict," "hope," "potential," "continue," or the negative of these terms or other similar expressions. These statements are only our predictions and involve numerous assumptions, risks and uncertainties, including those referenced in our fiscal 2017 Form 10-K, 10-Q and other filings with the SEC which are specifically incorporated by reference herein. Our actual results or actions could and likely will differ materially from those anticipated in the forward looking statements.

AGENDA

- Welcome
- Introductions
- Recognition of Quorum
- Secretary Report
- Call Meeting to Order
- Voting
- Business Presentation
- Election Results
- Meeting Adjourn

Red Trail Energy, LLC

- **Chairman – Sid Mauch**
- **Governors**
  - **Mike Appert**, Vice Chairman / Chairman of Risk Management Committee
  - **Ambrose Hoff**, Secretary
  - **Ron Aberle**, Chairman of Audit Committee
  - **Frank Kirschenheiter**
  - **Anthony Mock**
  - **Bill Price**
- **Advisor to the Board of Governors – Phil Gisi**
- **Chief Executive Officer – Gerald Bachmeier**
- **Chief Financial Officer – Jodi Johnson**

Introductions

- Inspector of Election and SEC Legal Counsel – Brown Winick
  - Joe Leo
- Independent Auditor – Eide Bailly
  - Ann Glenz
- Qualified Matching Service Manager – FNC Ag Stock, LLC
  - Jayson Menke

Introductions

- Renewable Products Marketing Group, LLC
  - Steve Dietz
  - Jim Montbriand
- US Bank
  - John Lundby
- Twin Rivers Trading
  - Jason Schwab
- EERC
  - Edward Steadman

Recognition of Quorum

Quorum is constituted as of the Record Date, when 41,466,340 Class A Membership Units were outstanding. The presence of members holding a majority of the total outstanding membership units constitutes a quorum. We need 20,733,170 Membership Units represented at the meeting to constitute a quorum. If you submitted a properly executed proxy, then you are considered part of the quorum even if you are not physically attending the meeting.

SECRETARY REPORT

Red Trail Energy

RTE Ballot

- **Proposal #1 – Election of Governors**
  - **Mike Appert**
  - **William Price**
- **Proposal #2 –Approval of First Amendment to the Amended and Restated Member Control Agreement Proposed by the Company**

VOTING

Management Update

Chief Executive Officer

Gerald Bachmeier



RTE Employee Introductions

- Juanita Aase
- Chris Kline
- Kent Glasser
- Rachel Helling
- Derrick Jellesed
- Tyler Mock
- Mike Samuelson
- Bill Schimetz
- Stacy Wagner
- Ryan Wiege

Year in Review

Production Results:	FYE 2017	FYE 2016
Ethanol Sold (gallons)	62,500,281	60,616,099
Dried Distillers Grains Sold (tons)	107,992	123,780
Modified Dried Distillers Grains Sold (tons)	98,631	80,659
Corn Oil Sold (pounds)	16,735,020	14,820,193
Corn Ground (bushels)	21,994,786	21,768,549
Production Yield	2.84	2.78

Production Inputs

	2017	2016
BTU per gallon	25.8	26.5
KW per gallon	.599	.619
Chemical cost per gallon	.083	.087



Ethanol Price
Corn Cost
3.50
3.25
3.00
2.75
2.50
2.25
2.00
1.75
1.50
1.25
1.00
3.17
3.42
3.36
3.41
3.2
3.49
3.06
3.31
1.44816
1.61649
1.52707
1.22611
1.20134
1.17973
1.10521
1.27383
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Red Trail Energy

Capital Projects Completed in 2017

- Cooling Tower upgrade
  - $356,000
- Hammermill #4
  - $337,000
- Molecular Sieve Beads
  - $207,000
- Beer Mash Expansion
  - $57,000
- Corn Oil Centrifuge Upgrade
  - $42,000
- E85 Blend Pump
  - $24,000

10 Year Maintenance Completed in 2017

- American Petroleum Institute 653 Tank and Critical Piping Inspections
  - Replaced the denaturant tank floor
  - Replaced the valves on Sieves
  - Replaced the valves on the fermentation header
- Decommissioned the ammonia tank
- Made repairs to the corn receiving system
  - Replaced all slide gates
  - Upgraded the transfer conveyors
- Upgraded the centrifuge to a new slotted scroll
- Replaced the DDG transfer piping

CFO Report

INCOME STATEMENTS

	Fiscal year ended September 30, 2017	Fiscal year ended September 30, 2016
Revenues	$109,609,359	$105,159,602
Cost of goods sold	$102,061,933	$97,414,865
Gross profit	$7,547,426	$7,744,737
General & admin expenses	$2,382,272	$2,399,733
Operating income	$5,165,154	$5,345,004
Interest & other income	$3,212,724	$673,341
Interest expense	($13,028)	($114,584)
Net income	**$8,364,850**	**$5,903,761**

Cost per Gallon of Ethanol Produced



FY 2017 Cost per Gallon
FT 2016 Cost per Gallon
Chemicals & Ingredients
0.0826
0.0869
Denaturant Cost
0.0325
0.0292
Electricity
0.0427
0.0412
Water
0.0097
0.0098
Natural Gas
0.0718
0.0656
Labor Expense
0.0621
0.0570
Operating Supplies
0.0162
0.0117
Repairs & Maintenance
0.0520
0.0437
Equipment Lease
0.0104
0.0092
Depreciation
0.0740
0.0731
Red Trail Energy

BALANCE SHEETS

(AS OF SEPTEMBER 30)

	2017	2016
Total Assets	$80,702,120	$75,591,411
Total Liabilities	$7,023,359	$7,938,227
Members' Equity	$73,678,761	$67,653,184
Debt to equity ratio	.10	.12
Book value per unit	$1.78	$1.69



Taxable Income per Unit vs Distribution per Unit
Taxable Income (Loss) Per Unit
Distribution per Unit
Since CY2013
Total Net Income per Unit = $1.32
Total Distribution per Unit = $0.69
52.23%
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.30)
CY2012 0%
CY2013 93.54%
CY2014 43.93%
CY2015 91.13%
CY2016 53.38%
CY2017 51.37%
$(0.26)
$-
$0.05
$0.05
$0.80
$0.35
$0.11
$0.10
$0.22
$0.12
$0.14
$0.07
Red Trail Energy

INCOME STATEMENTS

(THREE MONTHS ENDED DECEMBER 31)

	2017	2016
Revenues	$26,122,856	$30,004,460
Cost of goods sold	$27,822,261	$27,127,930
Gross profit (loss)	($1,699,405)	$2,876,530
General & admin expenses	$715,911	$690,934
Operating income (loss)	($2,415,316)	$2,185,596
Interest & other income	$430,660	$586,381
Interest expense	($10)	($15)
Net income (loss)	**($1,984,666)**	**$2,771,962**

	FY 2018 Prices	FY 2018 Sales	FY 2018 Revenue
Ethanol (gallons)	$1.18	16,627,106	$19,605,173
DDG (tons)	$122.00	30,963	$3,780,297
MDG (tons)	$63.00	27,506	$1,750,269
Corn Oil (pounds)	$0.28	3,117,040	$869,357
Corn ground (bushels)	$3.26	5,720,943	$18,678,133

	FY 2017 Prices	FY 2017 Sales	FY 2017 Revenue
Ethanol (gallons)	$1.50	16,202,835	$24,322,468
DDG (tons)	$105.00	29,625	$3,095,866
MDG (tons)	$52.00	25,122	$1,306,025
Corn Oil (pounds)	$0.27	4,413,620	$1,180,190
Corn Ground (bushels)	$3.54	5,687,614	$20,145,604

BALANCE SHEETS

	December 31, 2017	September 30, 2017
Total Assets	$86,105,495	$80,702,120
Total Liabilities	$14,411,400	$7,023,359
Members' Equity	$71,694,095	$73,678,761
Debt to equity ratio	.20	.10
Book value per unit	$1.73	$1.78

Looking Ahead

- CO_2 Sequestration
- Cogen
- Rail Expansion
- Cooperative Structure



37th St SW
87th Ave SW
94

Newsletter and Member Updates

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Q & A

Red Trail Energy

Election Results

Election Results

- Proposal #1 – Election of Governors
  - Election of Mike Appert
    - Votes For – 26,113,942
    - Votes Against - 0
  - Election of William Price
    - Votes For – 24,125,610
    - Votes Against - 0

Election Results

- **Proposal #2 – Approval of First Amendment to the Amended and Restated Member Control Agreement**
  - **Votes For – 25,862,584**
  - **Votes Against – 827,250**
  - **Abstain - 0**

Adjournment of Meeting

Thank you for coming!

Red Trail Energy